Exhibit 10.6

SECOND AMENDMENT TO PURCHASE AGREEMENT

This Second Amendment (this “Amendment”) to the Purchase Agreement (as defined below) is entered into as of November 14, 2007, by and among ARES CAPITAL CP FUNDING LLC (“Ares”), LAFAYETTE SQUARE CDO LTD. (“Lafayette”) and THE ROYAL BANK OF SCOTLAND PLC (“RBOS”), each in its capacity as a Lender under the Purchase Agreement, MR DEFAULT SERVICES LLC, a Delaware limited liability company (“MR”), E-DEFAULT SERVICES LLC, a Delaware limited liability company (“E-Default”), STATEWIDE TAX AND TITLE SERVICES LLC, a Delaware limited liability company (“STT”), STATEWIDE PUBLISHING SERVICES LLC, a Delaware limited liability company (“Statewide Publishing” and, together with MR, E-Default and STT, on a joint and several basis, “Borrowers”), MR PROCESSING HOLDING CORP., a Delaware corporation (“Holdings”), and certain subsidiaries of Borrowers, as Guarantors.

RECITALS

WHEREAS, RBOS, as Purchaser, the Borrowers, Holdings and certain subsidiaries of Borrowers, as Guarantors, and the Lenders are parties to that certain Purchase Agreement dated as of February 9, 2007, as amended as of March 29, 2007 (the “Purchase Agreement”) (capitalized terms used herein without definition have the meanings ascribed to such terms in the Purchase Agreement).

WHEREAS, the Borrowers intend to acquire (i) all of the capital stock of Cal-Western Reconveyance Corporation, a California corporation (“CW”), Interface Inc., a California corporation (“Interface”), and Reliable Reconveyance Corporation, a California corporation (“Reliance”), and (ii) the non-legal bankruptcy and foreclosure business assets of Pite Duncan, LLP (the “PD Assets”).

WHEREAS, the parties to the Purchase Agreement, including the Requisite Lenders, have agreed to amend such Purchase Agreement as herein set forth.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Purchase Agreement.

Section 2. Amendment to Cover Page. The parties hereto hereby agree to amend the Cover Page by (i) adding the words “and as amended as of November 14, 2007” on a new line immediately following the words “as amended as of March 29, 2007” and (ii) deleting “$55.0 Million Senior Subordinated Notes” and replacing such words with the following words: “$95.0 Million Senior Subordinated Notes” in the last line thereof.

Section 3. Amendment to Preamble. The parties hereto hereby agree to amend the Preamble by adding the words “and as amended by the Second Amendment dated as of November 14, 2007,” immediately following the words “as amended by the First Amendment dated as of March 29, 2007,”.

Section 4. Amendment to Recitals. The parties hereto hereby agree to amend the Recitals by:

(a)           replacing the last parenthetical of the third Whereas clause with the following parenthetical:

“(together with all notes issued in exchange, substitution or replacement therefor, the “Original Notes”)”

(b)           adding the following paragraph after the third Whereas clause:

“WHEREAS, upon the terms and subject to the conditions set forth in the Second Amendment to the Purchase Agreement, the Borrowers will issue to the Lenders set forth on Schedule A-1 (the “Supplemental Lenders”), and the Supplemental Lenders will purchase form the Borrowers, $40.0 million in initial principal amount of 13.50% Senior Subordinated Notes due 2014 in the form of Exhibit A-1 (together with all notes issued in exchange, substitution or replacement thereof, the “Supplemental Notes”).”

(c)           Inserting the word “Original” immediately before the word “Notes” in the fourth Whereas clause; and

(d)           adding the following paragraph after the fourth Whereas clause:

“WHEREAS, proceeds from the issuance and sale of the Supplemental Notes will be used to (a) finance, in part, the Phase 2 Acquisitions and (b) pay fees and expenses incurred in connection with the Second Amendment to the Purchase Agreement.”

Section 5. Amendment to Table of Contents. The parties hereto hereby agree to amend the Table of Contents by (i) adding the words “A-1: Information Regarding Supplemental Lenders” on a new line immediately following the words “A: Information Regarding Initial Lenders” under the heading “SCHEDULES”; (ii) inserting the word “Original” immediately before the word “Note” on the first line under the heading “EXHIBITS”; and (iii) adding the words “A-1: Form of Supplemental Note” on a new line immediately following the words “A: Form of Note” under the heading “EXHIBITS”.

Section 6. Definition of Permitted Acquisition in Section 1.01. Solely with respect to the acquisitions of CW, Interface, Reliable and the PD Assets, the Requisite Lenders hereby agree to accept the financial statements of CW, Interface, Reliable and Pite Duncan, LLP for the twelve-month period ended July 31, 2007 to determine whether the Borrowers are in compliance with the financial covenants set forth in Section 6.08 on a pro forma basis after giving effect to such acquisitions as of the last day of the Fiscal Quarter ended September 30, 2007.

Section 7. Amendment to Section 1.01. The parties hereto hereby agree to amend Section 1.01 by:

(a)           adding the following new definitions in the appropriate alphabetical order therein:

“Original Notes” as defined in the recitals.

“Second Amendment Effective Date” means November 14, 2007.

“Supplemental Lenders” as defined in the recitals.

“Supplemental Notes” as defined in the recitals.

(b)           replacing the definition of “Notes” with the following definition:

“Notes” means (i) prior to the Second Amendment Effective Date, the Original Notes and (ii) on and after the Second Amendment Effective Date, the Original Notes and the Supplemental Notes.

Section 8. Amendment of Section 2.01. The parties hereto hereby agree to amend Section 2.01 by:

(a)           adding the word “Original” immediately before each occurrence of the word “Notes” or “Note” in the existing Section 2.01; and

(b)           adding the following new paragraph at the end of Section 2.01:

“On or about the execution and delivery of the Second Amendment to the Purchase Agreement, each Borrower will authorize the issuance and sale of the $40,000,000 aggregate principal amount of the Supplemental Notes (plus additional Supplemental Notes issued as payment-in-kind for interest due, to the extent permitted in the Supplemental Notes), each such Supplemental Note to be in the form of Exhibit A-1 hereto. The terms of the Supplemental Notes shall be identical to the terms of the Original Notes. The Supplemental Notes shall be subject to the provisions of the Purchase Agreement.”

Section 9. Amendment of Section 2.02. The parties hereto hereby agree to amend Section 2.02 by adding the following paragraph at the end of Section 2.02:

“On the basis of the representations and warranties contained in the Second Amendment to the Purchase Agreement and subject to the terms and conditions therein set forth in the Second Amendment to the Purchase Agreement, the Borrowers agree to issue and sell to the Supplemental Lenders, and each Supplemental Lender agrees severally but not jointly to purchase from the Borrowers, on the Second Amendment Effective Date, Supplemental Notes in the principal amount specified opposite such Supplemental Lender’s name in Schedule A-1 hereto at 100% of the principal amount thereof”

Section 10. Amendment of Section 2.03. The parties hereto hereby agree to amend Section 2.03 by adding the word “Original” immediately before each occurrence of the word “Notes” in Section 2.03.

Section 11. Amendment of Section 2.04. The parties hereto hereby agree to amend Section 2.04 by replacing the first sentence of Section 2.04 with the following sentence:

“The Original Notes shall be in the form of Exhibit A hereto; the Supplemental Notes shall be in the form of Exhibit A-1 hereto.”

Section 12. Amendment of Section 2.05. The parties hereto hereby agree to amend Section 2.05 by replacing it with the following sentence:

“The terms of the Notes shall be as set forth herein and in Exhibit A or Exhibit A-1, as applicable.”

Section 13. Amendment of Section 9.01. The parties hereto hereby agree to amend Section 9.01 by inserting the words “or Exhibit A-1, as applicable,” immediately before the word “hereto.”

Section 14. Amendment of Section 9.06. The parties hereto hereby agree to amend Section 9.06 by inserting the words “or Exhibit A-1, as applicable,” immediately before the word “hereto” in clause (b) of Section 9.06.

Section 15. Addition of Schedule A-1. The parties hereto hereby agree to add Schedule A-1 to the Purchase Agreement in the form attached hereto as Exhibit 1.

Section 16. Addition of Exhibit A-1. The parties hereto hereby agree to add Exhibit A-1 to the Purchase Agreement in the form attached hereto as Exhibit 2.

Section 17. Conditions Precedent. This Amendment shall become effective upon satisfaction of each of the following conditions precedent:

(a)           The Purchaser shall have received all of the following, in form and substance reasonably satisfactory to the Purchaser:

(i)            Amendment Documents. This Amendment and each other instrument, document or certificate required by the Purchaser as set forth in this Amendment, duly executed and delivered by the Loan Parties and the Requisite Lenders;

(ii)           Opinions of Counsel to Loan Parties.  Originally executed copies of the favorable written opinions of Kirkland & Ellis LLP, counsel for Loan Parties in form and substance reasonably satisfactory to the Purchaser and its counsel;

(iii)          Organization Documents; Incumbency. (i) Copies of each Organizational Document executed and delivered by each Loan Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official (or, if there has been no change to such Organizational Document since February 9, 2007, a statement from each Loan Party’s secretary or assistant secretary to that effect); (ii) signature and incumbency certificates of the officers of each Loan Party executing this Amendment; (iii) resolutions of the Board of Directors of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment and the issuance of the Supplemental Notes, certified as of the date hereof by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (iv) a good standing certificate from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the date hereof; and (v) such other documents as the Purchaser may reasonably request;

(iv)          Solvency Certificate. A Solvency Certificate from the chief financial officer of Holdings and each Borrower demonstrating that after giving effect to the consummation of the transactions contemplated hereby, Holdings, the Borrowers and the other Guarantors, taken as a whole, are and will be Solvent;

(v)           Evidence of Insurance. A certificate from Borrowers’ insurance broker or other evidence reasonably satisfactory to it that all insurance required to be maintained pursuant to Section 5.05 is in full force and effect. The Purchaser shall be reasonably satisfied with the amount, types, and terms and conditions of all insurance maintained by Holdings and its Subsidiaries;

(vi)          Letter of Direction. Duly executed originals of a letter of direction from Borrowers addressed to the Purchaser, on behalf of itself and the Lenders, with respect to the disbursement of the proceeds of the Supplemental Notes issued on or about the date hereof; and

(vii)         Additional Information. Such additional documents, instruments and information as the Purchaser may reasonably request to effect the transactions contemplated hereby.

(b)           The representations and warranties contained herein and in the Loan Documents shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

(c)           No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

(d)           Each Loan Party shall have obtained all Governmental Authorizations and all material consents of other Persons, in each case that are necessary in connection with this Amendment and the issuance of the Supplemental Notes, and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to the Purchaser.

(e)           There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments, pending or, to the knowledge of an Authorized Officer of Holdings or any Borrower, threatened in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of the Purchaser, singly or in the aggregate, materially impairs this Amendment or the issuance of the Supplemental Notes, or that could have a Material Adverse Effect.

(f)            After giving pro forma effect to the issuance of the Supplemental Notes to be made on or about the date hereof, as of the date of such issuance and as of the date of the most recent financial statements delivered pursuant to Section 5.01(a) or (c), Borrowers shall be in compliance with each of the covenants set forth in Section 6.08 (it being understood that solely with respect to the acquisitions of CW, Interface, Reliable and the PD Assets, the Requisite Lenders hereby agree to accept the financial statements of CW, Interface, Reliable and Pite Duncan, LLP for the twelve-month period ended July 31, 2007 to determine whether the Borrowers are in compliance with the financial covenants set forth in Section 6.08 on a pro forma basis after giving effect to the issuance of the Supplemental Notes).

(g)           With respect to the acquisitions of CW, Interface, Reliable and the PD Assets, the Borrowers shall have complied with the requirements of the definition of “Permitted Acquisition.”

(h)           All costs and expenses payable to the Lenders as provided in Section 15 hereof shall have been paid to the extent due.

Section 18. Representations and Warranties of the Borrowers and Holdings. Each Borrower and Holdings hereby represents and warrants that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action and will not violate any of its Organizational Documents and (b) the Purchase Agreement (after giving effect to this Amendment) and all other Loan Documents are and remain its legal, valid, binding and enforceable obligations in accordance with the terms thereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 19. Reference to Agreement. Each of the Loan Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Purchase Agreement as amended hereby, are hereby amended so that any reference in such Loan

Documents to the Purchase Agreement, whether direct or indirect, shall mean a reference to the Purchase Agreement as amended hereby.

Section 20. Costs and Expenses. The Borrowers shall pay on demand all out-of-pocket costs and expenses of the Lenders (including the reasonable fees, costs and expenses of counsel to RBOS) incurred in connection with the preparation, execution and delivery of this Amendment.

Section 21. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAW AND RULES.

Section 22. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 23. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 24. Ratification By Guarantors. The Guarantors hereby agree to this Amendment, and the Guarantors acknowledge that the Guarantors’ Guaranty shall remain in full force and effect without modification thereto.

Section 25. Certain Waivers. Each of the Borrowers and the Guarantors hereby agrees that neither the Purchaser nor any Lender shall be liable under a claim of, and hereby waives any claim against the Purchaser and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of this Amendment and any discussions or actions taken or not taken by the Purchaser or the Lenders on or before the date hereof or the discussions conducted in connection therewith, or any course of action taken by the Purchaser or any Lender in response thereto or arising therefrom; provided, that the foregoing waiver shall not include the waiver of any claims which are based on the gross negligence or willful misconduct of the Purchaser or any Lender or any of their respective agents. This Section 25 shall survive the execution and delivery of this Amendment and the termination of the Purchase Agreement, as amended hereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MR DEFAULT SERVICES LLC

By:	/s/ Jennifer Dorris
Name: Jennifer Dorris
Title: Vice President, CFO and Secretary

E-DEFAULT SERVICES LLC

By:	/s/ Jennifer Dorris
Name: Jennifer Dorris
Title: Vice President, CFO and Secretary

STATEWIDE TAX AND TITLE SERVICES LLC

By:	/s/ Jennifer Dorris
Name: Jennifer Dorris
Title: Vice President, CFO and Secretary

MR PROCESSING HOLDING CORP.

By:	/s/ Jennifer Dorris
Name: Jennifer Dorris
Title: Vice President, CFO and Secretary

Second Amendment to Purchase Agreement

NATIONWIDE TRUSTEE SERVICES, INC.

By:	/s/ Jennifer Dorris
Name: Jennifer Dorris
Title: Vice President, CFO and Secretary

Second Amendment to Purchase Agreement

ARES CAPITAL CP FUNDING LLC

By:	/s/ Michael Arougheti
	Name:	Michael Arougheti
	Title:	President

LAFAYETTE SQUARE CDO LTD.
By:	Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/William Stafeil
Name: William Stafeil
Title: Managing Director

DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCIAL LTD
By:	DENALI CAPITAL LLC

By:	/s/Kelli C. Marti
Name: Kelli C. Marti
Title: SVP

EMPORIA PREFERRED FUNDING I, LTD BY: COHEN BROTHERS

By:	/s/ Michael J. Bedore /s/William Jentsch
Name: Michael J. Bedore / William Jentsch
Title: Director Vice President

Second Amendment to Purchase Agreement

ARES CAPITAL CORPORATION,
as a Supplemental Lender

By:	/s/ Michael Arougheti
Name: Michael Arougheti
Title: President

Second Amendment to Purchase Agreement

BLACKSTONE MEZZANINE HOLDINGS II
L.P., as a Supplemental Lender

By: Blackstone Mezzanine Associates II L.P., its General Partner

By: Blackstone Mezzanine Management Associates II L.L.C., its General Partner

By:	/s/Salvatore Gentile
Name: Salvatore Gentile
Title: Senior Managing Director

BLACKSTONE MEZZANINE PARTNERS II
L.P., as a Supplemental Lender

By: Blackstone Mezzanine Associates II L.P., its General Partner

By: Blackstone Mezzanine Management Associates II L.L.C., its General Partner

By:	/s/Salvatore Gentile
Name: Salvatore Gentile
Title: Senior Managing Director

Second Amendment to Purchase Agreement